UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Brigham Minerals, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 28, 2020 BRIGHAM MINERALS, INC. BRIGHAM MINERALS, INC. 5914 W. COURTYARD DR., SUITE 150 AUSTIN, TX 78730 Meeting Information Meeting Type: Annual Meeting For holders as of: March 31, 2020 Date: May 28, 2020 Time: 2:00 PM CT Location: Brigham Minerals, Inc. 5914 W. Courtyard Dr., Suite 150 Austin, Texas 78730 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain D08101-P38262

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE PROXY STATEMENT 10-K WRAP How to View Online: Have the 16-digit number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 16-digit number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for information on what you will need to bring to be admitted to the meeting. You will need valid picture identification and proof of ownership as of the record date. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 16-digit number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D08102-P38262

Voting Items The Board of Directors recommends you vote FOR each of the nominees listed and FOR Proposal 2: 1. Election of Directors Nominees: 1a. W. Howard Keenan, Jr. 1b. James R. Levy 1c. Richard K. Stoneburner 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting form for the fiscal year ending December 31, 2020. D08103-P38262

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